UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 W. Estabrook Blvd.
P. O. Box 1188
Milwaukee, WI	53201

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 414-908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Signature

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)	The following information is being furnished under Item 5.02(d) of Form 8-K:

On April 5, 2005 the Board of Directors of the Company appointed Cory L. Nettles as a Director of the Company to fulfill the remaining term held previously by Mr. Virgis W. Colbert. Mr. Colbert resigned as a Director of the Company on January 31, 2005 and his term expires in April 2006. Mr. Nettles was also appointed to serve on the Company’s Audit Committee, Corporate Governance and Compensation Committee, and the Executive Committee.

The Board has determined that Mr. Nettles is an independent Director as defined by Nasdaq. The Company is now in compliance with Nasdaq rules requiring a majority of independent Directors.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2005	WEYCO GROUP, INC.
/s/ John Wittkowske
John Wittkowske
Senior Vice President/CFO